UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2026

VERANO HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-56342	98-1583243
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 West Hill Street, Suite 400

Chicago, Illinois

(Address of Principal Executive Offices)

60610

(Zip Code)

(312) 265-0730

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 16, 2026, John Tipton retired from his position as President of the Southern Region of Verano Holdings Corp., a Nevada corporation (the “Company”), and from all his positions as an officer, manager and employee of the Company and its subsidiaries. Mr. Tipton will remain a member of the Company’s Board of Directors.

Upon his retirement, the Company entered into a consulting agreement with Mr. Tipton as of March 16, 2026 (the “Consulting Agreement”), pursuant to which Mr. Tipton will provide consulting and advisory services to the Company and its subsidiaries with respect to the Company’s operations nationally and in the State of Florida, as further detailed in the Consulting Agreement. The term of the Consulting Agreement will expire on March 16, 2027 which may be extended by mutual agreement of the Company and Mr. Tipton. The Consulting Agreement contains customary representations, warranties, covenants and confidentiality provisions.

At the time of Mr. Tipton’s retirement, 168,971 restricted stock units (“RSUs”) and $603,125 of cash awards previously awarded to Mr. Tipton under the Company’s long term incentive plans vested in full. As an inducement and consideration for Mr. Tipton entering into the Consulting Agreement and in recognition of his future services under the Consulting Agreement, Mr. Tipton received 909,090 RSUs under the Company’s stock and equity incentive plan, which RSUs vested into an equal number of shares of the Company’s common stock. Mr. Tipton received a cash payment of $100,000 and is entitled to $35,000 per month during the term of the Consulting Agreement.

The foregoing description of the Consulting Agreement does not purport to be complete and is qualified, in its entirety, by reference to the full text and terms of the Consulting Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Consulting Agreement dated March 16, 2026 between Verano Holdings Corp. and John Tipton
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2026	VERANO HOLDINGS CORP.

/s/ Laura Marie Kalesnik
Chief Legal Officer,
General Counsel and Secretary

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